UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20
CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On February 1, 2016, TE Connectivity Ltd., a Swiss corporation (“TE” or the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) by and between TE and Cregstar Holdco Limited, a non-cellular company limited by shares incorporated under the Laws of the Island of Guernsey (the “Seller”), pursuant to which, upon the terms and subject to the conditions set forth therein, TE will acquire the Creganna Medical group through the purchase of 100% of the equity (the “Shares”) of Cregstar Bidco Limited (the “Target”), together with certain loan notes (the “Loan Notes”).  Pursuant to the terms of the Purchase Agreement, the aggregate cash purchase price for the Shares and the Loan Notes is $895 million, subject to customary adjustments for cash, working capital, indebtedness and transaction expenses (the “Purchase Price”).

The Purchase Agreement contains representations, warranties and covenants of the parties customary for transactions of this type.  Until the consummation of the transactions contemplated by the Purchase Agreement (the “Transaction”), the Target has agreed to operate its business and the business of its subsidiaries in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Purchase Agreement.  The Purchase Agreement contains certain customary termination rights for both TE and the Seller.

Consummation of the Transaction is subject to customary conditions, including, among others, the expiration or termination of the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, the clearance of the Transaction by antitrust authorities in Austria, Costa Rica and Ireland, there being in effect no injunction or other order issued by any governmental authority which restrains the Transaction, and other customary closing conditions, each as set forth in the Purchase Agreement.

The foregoing is a general description of the Transaction and the Purchase Agreement; it does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which will be filed with the Company’s next periodic report.  The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact, but rather as a method of allocating risk and governing the contractual rights and relationships between the parties to the Purchase Agreement.  In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Purchase Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by TE’s or the Seller’s shareholders.  In reviewing the representations, warranties and covenants contained in the Purchase Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Purchase Agreement to be characterizations of the actual state of facts or conditions of TE, the Seller, the Target or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.  For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that TE publicly files with the SEC. TE acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this report not misleading.

Item 7.01. Regulation FD Disclosure

On February 2, 2016, TE issued a press release announcing the execution of the Purchase Agreement. The press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 7.01. The Company will hold a conference call and webcast today at 9:00 a.m. EST (see information in the press release attached hereto as Exhibit 99.1 under “Conference Call and Webcast for Investors”). A copy of the presentation to be discussed at the conference call and webcast is being furnished pursuant to Regulation FD as Exhibit 99.2 and is incorporated by reference in this Item 7.01, and the presentation also can be accessed at the “Investors” section of the Company’s website (www.te.com).

Item 8.01. Other Events

The disclosure required by this item is included in Item 7.01 and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this communication include statements addressing our future financial condition and operating results; our ability to fund and consummate the transaction, including the receipt of regulatory approvals; and our ability to realize projected financial impacts of and to integrate the acquisition. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive, medical device and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the transaction may not be consummated; the risk that a regulatory approval that may be required for the transaction is not obtained or is obtained subject to conditions that are not anticipated; the risk that Creganna Medical’s operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the transaction may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the

fiscal year ended Sept. 25, 2015 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports filed by us with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued February 2, 2016

99.2	Investor presentation dated February 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 2, 2016	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Corporate Secretary